UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): November 12, 2021

LENNOX INTERNATIONAL INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15149	42-0991521
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2140 LAKE PARK BLVD.,

RICHARDSON, Texas, 75080

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (972) 497-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	LII	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On November 12, 2021, Lennox Industries Inc. (“Lennox”), LPAC Corp. (“LPAC”), and Lennox International Inc. (the “Company”), entered into an amendment (the “Amendment”) to the Amended and Restated Receivables Purchase Agreement, initially dated as of November 18, 2011 (as amended and restated, the “Receivables Agreement”), with Victory Receivables Corporation, as a Purchaser, MUFG Bank, Ltd., formerly known as The Bank of Tokyo-Mitsubishi UFJ, Ltd., as administrative agent for the Investors, the purchaser agent for the MUFG Purchaser Group and a MUFG Liquidity Bank, Wells Fargo Bank, National Association, as the purchaser agent for the WFB Purchaser Group and a WFB Liquidity Bank, and PNC Bank, National Association, as the purchaser agent for the PNC Purchaser Group and a PNC Liquidity Bank. Capitalized terms not defined herein have the meanings assigned to them in the Receivables Agreement.

Under the Amendment, (1) the range of the Purchase Limit under the Receivables Agreement (depending on the applicable period) was increased to $300,000,000-450,000,000 from $250,000,000-400,000,000; and (2) the stated Funding Termination Date was extended to November 10, 2023.

The foregoing summary of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Amendment, a copy of which is filed hereto as Exhibit 10.1 to this Current Report on Form 8-K and which is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT NUMBER	DESCRIPTION

10.1	Amendment No. 11 to Amended and Restated Receivables Purchase Agreement, dated as of November 12, 2021, among LPAC Corp., as the Seller, Lennox Industries Inc., as the Master Servicer, Lennox International Inc., Victory Receivables Corporation, as a Purchaser, MUFG Bank, Ltd., formerly known as The Bank of Tokyo-Mitsubishi UFJ, Ltd., as administrative agent for the Investors, the purchaser agent for the MUFG Purchaser Group and a MUFG Liquidity Bank, Wells Fargo Bank, N.A., as the purchaser agent for the WFB Purchaser Group and a WFB Liquidity Bank, and PNC Bank, N.A., as the purchaser agent for the PNC Purchaser Group and a PNC Liquidity Bank, including attachments.*

104	Inline XBRL for the cover page of this Current Report on Form 8-K.

*

Certain schedules and exhibits to this agreement have been omitted pursuant to Items 601(a)(5) of Regulation S-K, and the Company agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule and/or exhibit upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LENNOX INTERNATIONAL INC.

Date: November 17, 2021

By:	/s/ Monica Brown

Name: Monica Brown
Title: Assistant Secretary